UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 23, 2005

LIGHTING SCIENCE GROUP CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20354	23-2596710
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

2100 McKinney Avenue, Suite 1555 Dallas, Texas		75201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (214) 382-3630

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On August 23, 2005, Lighting Science Group Corporation issued a press release entitled “Lighting Science Group Registration Statement Declared Effective by the SEC” announcing that the Securities and Exchange Commission declared effective the Company’s registration statement for up to 30,727,420 shares of its common stock.

For additional information, reference is made to the press release dated August 23, 2005, which is included as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01                                         Financial Statements and Exhibits

(C)                                Exhibits

99.1	Press Release dated August 23, 2005 entitled “Lighting Science Group Registration Statement Declared Effective by the SEC.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

            LIGHTING SCIENCE GROUP CORPORATION.

DATED: August 26, 2005

            By:  /s/ Ron Lusk
               Ron Lusk
               Chairman and Chief Executive Officer